UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

CT Corporation

101 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2012

Date of reporting period: October 31, 2012

Item 1. Reports to Stockholders.

The Advisors' Inner Circle Fund

AlphaOne U.S. Equity Long Short Fund

Annual Report

October 31, 2012

Investment Adviser:

AlphaOne Investment Services, LLC

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE U.S. EQUITY LONG SHORT FUND
OCTOBER 31, 2012

The AlphaOne Funds file their complete schedule of fund holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 855-4-ALPHAONE; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE U.S. EQUITY LONG SHORT FUND
OCTOBER 31, 2012

Dear Shareholders:

We are pleased to send you the Annual Report for the AlphaOne U.S. Equity Long Short Fund (the “Fund”) for the year ending October 31, 2012.

Over the past 12 months, the Fund has returned -16.23% (I Class Shares), -16.44% (Investors Class Shares) and -16.67% (R Class Shares) versus 15.21% for the S&P 500 Index. Since inception on March 31, 2011, the Fund had an annualized return of -7.62% (I Class Shares), -7.82% (Investor Class Shares), and -8.09% (R Class Shares) compared to the S&P 500 Index’s gain of 6.29% over the same time period. The Fund’s daily volatility (standard deviation) of returns has been 8.16% (I Class Shares) compared to volatility in the S&P 500 of 20.26%. Since inception, the Fund has remained with low correlations relative to the S&P 500: 33% on a daily basis.

We have maintained our characteristic of low net exposure to the overall market and have endeavored to allocate gross capital to our highest conviction positions and investment themes. The Fund’s net exposure (longs minus shorts) has averaged 5.82% over the last six months. In the 19 months since inception, the Fund’s gross exposure (longs plus shorts) has ranged from 49.71% to 155.61% with average gross exposure of 117.32%. Gross exposure in our strategy is dynamic; we adjust our allocation of risk capital over time and across sectors and positions based on fundamental analysis and expectancy.

We have invested in seven major sectors: Information Technology, Industrials, Materials, Energy, Consumer Discretionary, Telecommunications, and Financials with average weighting from largest to smallest, in that order. During the past six months, the Fund has been profitable in the Consumer Discretionary, Financials, Industrials, and the Information Technology sectors, while Energy and Telecommunications have all cost the Fund in performance. Performance in the Materials sector has been roughly flat.

Over the last six months, top short-side contributors included International Rectifier Corp. (IRF), Lexmark International (LXK), Finisar Corp (FNSR), Canon Inc. (CAJ) and Facebook Inc. (FB). Top long-side contributors included Universal Display Corp. (PANL), RF Micro Devices Inc. (RFMD), Applied Materials Inc. (AMAT), and Valero Energy Corp. (VLO).

The last year has been a challenging one for the Fund. The investment team seeks to generate absolute gains over the long term with low volatility and correlation to the broad market through fundamental stock selection and a constrained net exposure approach. Due to our short exposure, we would expect to underperform during periods of relatively sharp market appreciation such as that of the last year. However, some individual stock picks have hurt us. In response to the Fund’s lagging performance during the first 4 months of 2012, the Portfolio Manager (PM) and team made the strategic decision to reduce risk by cutting the Fund’s gross exposure. The PM and investment analysts reduced the exposure to specific names and reduced the amount of names held by the fund in order to concentrate on their higher conviction names. As such, the PM brought back the gross exposure in the summer and took gross up to more familiar levels especially entering the 3rd quarter earnings season. This risk control helped the fund generate positive performance from June through September 2012 of approximately 3.00%. As the Fund approached its fiscal year end in October, unfortunately, one of the PM’s highest conviction shorts, Cymer Inc. (CYMI) was acquired by one of its suppliers at a surprising high multiple. This surprise short squeeze cost the fund 1.83% in October.

Although we are very disappointed in recent performance, we are confident that our rigorous fundamental research can uncover inefficiencies in the marketplace. To that end, we have made the following enhancements to the portfolio construction process that we believe will allow our team to better utilize this proprietary fundamental research. The Fund’s portfolio managers will employ a team approach to gain exposure to the best investment ideas at any given time from a team of fundamental research analysts. We will be dynamically allocating gross capital to the most alpha generative ideas across a range of sectors and we expect to see a decrease in portfolio turnover as holding periods lengthen. We are confident in the

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE U.S. EQUITY LONG SHORT FUND
OCTOBER 31, 2012

U.S. Equity Long Short strategy and believe that our constrained net exposure discipline combined with a best ideas approach will reward long–term investors as the markets face volatility in the next several months.

Sincerely,

The AlphaOne Capital Partners Team

The above commentary represents management’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The S&P 500 Index is an unmanaged index consisting of 500 stocks. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.

Standard Deviation – A statistical measure of portfolio risk.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE U.S. EQUITY LONG SHORT FUND
OCTOBER 31, 2012

Growth of a $250,000 Investment

	Average Annual Total Return for the Periods Ended October 31, 2012*
	One Year Return	Annualized Inception to Date**
I Class Shares	-16.23%	-7.62%
Investor Class Shares	-16.44%	-7.82%
R Class Shares	-16.67%	-8.09%
S&P 500 Index	15.21%	6.29%

*	If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
**	The Fund commenced operations on March 31, 2011.
†	The graph is based on only I Class Shares; performance for Investor Class Shares and R Class Shares would be lower due to differences in fee structures.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 2.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE U.S. EQUITY LONG SHORT FUND
OCTOBER 31, 2012

Sector Weightings* (unaudited)

	Long	Short	Net
Cash Equivalent	24.3%	0.0%	24.3%
Materials	12.7	(7.2)	5.5
Information Technology	23.5	(19.2)	4.3
Purchased Options	2.3	0.0	2.3
Energy	13.2	(12.5)	0.7
Written Options	0.0	(0.1)	(0.1)
Industrials	4.5	(5.0)	(0.5)

Total			36.5
Other Assets and Liabilities, Net			63.5

			100.0%

* As a percentage of the Fund’s Net Assets.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 53.9%
	Shares	Value

ENERGY — 13.2%
Atwood Oceanics*	8,820	$421,596
Concho Resources*	3,040	261,805
Pioneer Natural Resources	1,020	107,763
Plains Exploration & Production*	13,500	481,410
Rowan, Cl A*	3,450	109,399

		1,381,973

INDUSTRIALS — 4.5%
Gardner Denver	3,880	269,001
Trinity Industries	6,590	206,135

		475,136

INFORMATION TECHNOLOGY — 23.5%
Apple	650	386,815
Cavium*	7,770	257,808
eBay*	10,120	488,695
EMC*	17,130	418,315
Netscout Systems*	2,190	54,159
Silicon Laboratories*	7,890	318,914
Spansion, Cl A*	15,200	168,568
VMware, Cl A*	4,330	367,054

		2,460,328

MATERIALS — 12.7%
CVR Partners	18,070	488,613
Cytec Industries	3,030	208,525
Mosaic	8,910	466,349

	Shares/ Contracts	Value

MATERIALS — continued
PPG Industries	1,430	$167,424

		1,330,911

Total Common Stock (Cost $5,716,788)		5,648,348

CASH EQUIVALENT — 24.3%
BlackRock Liquidity Funds T-Fund Portfolio, 0.010% (A) (Cost $2,549,245)	2,549,245	2,549,245

Total Investments — 78.2% (Cost $8,266,033)		$8,197,593

PURCHASED OPTIONS*† — 2.3%
Advanced Energy Industries Put
Expires 1/19/2013, Strike Price $10	305	6,100
Akamai Technologies Call
Expires 12/22/2012, Strike Price $37	65	15,860
Approach Resources Call
Expires 1/19/2013, Strike Price $35	100	1,500
Cirrus Logic Call
Expires 12/22/2012, Strike Price $42	155	52,700
Cummins Put
Expires 12/22/2012, Strike Price $90	50	14,300
Cypress Semiconductor Call
Expires 1/19/2013, Strike Price $11	205	6,150
First Solar Put
Expires 12/22/2012, Strike Price $20	120	15,480
Kodiak Oil & Gas Call
Expires 12/22/2012, Strike Price $11	100	1,900
Expires 1/19/2013, Strike Price $11	100	2,500
NVIDIA Call
Expires 11/17/2012, Strike Price $12	200	10,600

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE U.S. EQUITY LONG SHORT FUND
OCTOBER 31, 2012

PURCHASED OPTIONS*† — continued
	Contracts	Value

Expires 11/17/2012, Strike Price $13	305	$6,100
OCZ Technology Group Call
Expires 12/22/2012, Strike Price $5	120	600
Expires 12/22/2012, Strike Price $6	210	1,050
Patterson-UTI Energy Put
Expires 11/17/2012, Strike Price $17	200	20,000
Pioneer Natural Resources Call
Expires 12/22/2012, Strike Price $110	60	29,400
Power-One Call
Expires 1/19/2013, Strike Price $5	290	4,350
Expires 1/19/2013, Strike Price $6	100	500
Expires 11/17/2012, Strike Price $5	175	1,750
Veeco Instruments Call
Expires 1/19/2013, Strike Price $32	100	17,500
Walter Energy Call
Expires 12/22/2012, Strike Price $50	55	660
Watsco Put
Expires 11/17/2012, Strike Price $70	60	8,100
Whiting Petroleum Call
Expires 11/17/2012, Strike Price $50	100	1,000
Expires 12/22/2012, Strike Price $55	100	2,000
Xilinx Put
Expires 11/17/2012, Strike Price $32	115	4,600
Expires 11/17/2012, Strike Price $33	115	10,695

Total Purchased Options (Cost $347,776)		$235,395

SCHEDULE OF SECURITIES SOLD SHORT
COMMON STOCK — (43.9)%
	Shares/ Contracts	Value

ENERGY — (12.5)%
Baker Hughes	(6,135)	$(257,486)
Diamond Offshore Drilling	(4,930)	(341,353)
Halliburton	(4,880)	(157,575)
Helmerich & Payne	(7,690)	(367,582)
Newpark Resources*	(11,490)	(78,017)
Noble	(2,860)	(107,937)

		(1,309,950)

INDUSTRIALS — (5.0)%
Kirby*	(3,560)	(204,629)
Watsco	(4,700)	(321,245)

		(525,874)

INFORMATION TECHNOLOGY — (19.2)%
Advanced Energy Industries*	(20,000)	(236,200)
Analog Devices	(13,100)	(512,341)
Broadcom, Cl A	(7,890)	(248,811)
International Rectifier*	(12,680)	(196,413)
Linear Technology	(6,960)	(217,570)
Microchip Technology	(5,190)	(162,706)
MKS Instruments	(1,090)	(25,757)
Texas Instruments	(14,680)	(412,361)

		(2,012,159)

MATERIALS — (7.2)%
Cabot	(13,110)	(468,814)
Minerals Technologies	(4,000)	(286,640)

		(755,454)

Total Common Stock (Proceeds $4,719,071)		(4,603,437)

Total Securities Sold Short — (43.9)%
(Proceeds $4,719,071)		$(4,603,437)

WRITTEN OPTIONS*† — (0.1)%
First Solar Put
Expires 12/22/2012, Strike Price $14	(120)	(2,760)
Patterson-UTI Energy Put
Expires 11/17/2012, Strike Price $15	(200)	(4,000)

Total Written Options (Premiums Received $17,970)		$(6,760)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE U.S. EQUITY LONG SHORT FUND
OCTOBER 31, 2012

Percentages are based upon Net Assets of $10,477,504.
*		Non-income producing security.
†		For the year ended October 31, 2012, the total amount of all open purchased options and written options, as presented in the Schedule of Investments, are representative of the volume of activity for these derivative types during the year.
(A)		The rate reported is the 7-day effective yield as of October 31, 2012.
Cl	–	Class

As of October 31, 2012, all of the Fund’s investments, purchased options, written options and securities sold short were Level 1.

For the year ended October 31, 2012, there were no transfers between Level 1 and Level 2 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE U.S. EQUITY LONG SHORT FUND
OCTOBER 31, 2012

STATEMENT OF ASSETS AND LIABILITIES
Assets:
Investments, at Value (Cost $8,266,033)	$8,197,593
Purchased Options, at Value (Cost $347,776)	235,395
Deposits and Collateral Posted to Brokers (See Note 2)	6,912,673
Foreign Currency (Cost $15,954)	15,176
Receivable for Investment Securities Sold	755,976
Receivable for Capital Shares Sold	73,200
Receivable due from Investment Adviser	29,206
Dividends Receivable	2,061
Prepaid Expenses	13,847

Total Assets	16,235,127

Liabilities:
Securities Sold Short, at Value (Proceeds $4,719,071)	4,603,437
Written Options (Premiums received $17,970)	6,760
Payable for Investment Securities Purchased	1,058,228
Payable due to Administrator	11,858
Payable due to Investment Adviser	11,625
Payable for Dividends on Short Sales	8,072
Payable due to Trustees	2,757
Chief Compliance Officer Fees Payable	1,901
Payable for Distribution Fees — Investor Class Shares	1,867
Shareholder Service Fees Payable — R Class Shares	383
Payable for Distribution Fees — R Class Shares	71
Other Accrued Expenses	50,664

Total Liabilities	5,757,623

Net Assets	$10,477,504

NET ASSETS CONSIST OF:
Paid-in Capital	$12,654,256
Accumulated Net Investment Loss	(274,030)
Accumulated Net Realized Loss on Investments, Purchased Options, Written Options, Securities Sold Short and Foreign Currency Transactions	(1,847,967)
Net Unrealized Depreciation on Investments, Purchased Options, Written Options, Securities Sold Short and Foreign Currency Transactions	(54,755)

Net Assets	$10,477,504

I Class Shares
Net Assets	$926,596
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	108,238

Net Asset Value Price Per Share	$8.56

Investor Class Shares
Net Assets	$9,463,325
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	1,109,404

Net Asset Value Price Per Share	$8.53

R Class Shares
Net Assets	$87,583
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	10,316

Net Asset Value Price Per Share	$8.49

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE U.S. EQUITY LONG SHORT FUND
FOR THE YEAR ENDED
OCTOBER 31, 2012

STATEMENT OF OPERATIONS
Investment Income
Dividends	$22,508
Less: Foreign Taxes Withheld	(749)

Total Investment Income	21,759

Expenses
Administration Fees	140,064
Investment Advisory Fees	131,093
Distribution Fees — Investor Class Shares	21,481
Trustees’ Fees	10,397
Chief Compliance Officer Fees	4,855
Shareholder Servicing and Distribution Fees — R Class Shares	548
Transfer Agent Fees	87,130
Dividend Expense on Securities Sold Short	49,944
Registration and Filing Fees	40,355
Prime Broker Fees on Securities Sold Short	38,162
Legal Fees	30,476
Offering Costs	26,064
Printing Fees	24,763
Audit Fees	24,106
Custodian Fees	10,000
Other Expenses	10,641

Total Expenses	650,079

Less:
Waiver of Investment Advisory Fees	(131,093)
Reimbursement from Investment Adviser	(199,204)
Fees Paid Indirectly	(28)

Net Expenses	319,754

Net Investment Loss	(297,995)

Net Realized Gain (Loss) on:
Investments	(781,811)
Purchased Options	(226,362)
Securities Sold Short	(781,394)
Written Options	36,825
Foreign Currency Transactions	(2,111)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(133,842)
Purchased Options	(128,474)
Securities Sold Short	137,003
Written Options	13,730
Foreign Currency Transactions	(1,186)

Net Realized and Unrealized Loss on Investments	(1,867,622)

Net Decrease in Net Assets Resulting from Operations	$(2,165,617)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE U.S. EQUITY LONG SHORT FUND

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended October 31, 2012	Period Ended October 31, 2011*
Operations:
Net Investment Loss	$(297,995)	$(23,127)
Net Realized Gain (Loss) on Investments, Purchased Options, Securities Sold Short, Written Options and Foreign Currency Transactions	(1,754,853)	42,878
Net Change in Unrealized Appreciation (Depreciation) on Investments, Purchased Options, Securities Sold Short, Written Options and Foreign Currency Transactions	(112,769)	58,014

Net Increase (Decrease) in Net Assets Resulting from Operations	(2,165,617)	77,765

Dividends and Distributions:
Net Realized Gains:
I Class Shares	(61,305)	—
Investor Class Shares	(23,885)	—
R Class Shares	(3,710)	—

Total Dividends and Distributions	(88,900)	—

Capital Share Transactions:
I Class Shares:
Issued	1,455,966	1,406,538
Reinvestment of Dividends	61,303	—
Redemption Fees — (See Note 2)	350	—
Redeemed	(1,672,838)	—

Increase (Decrease) from I Class Share Capital Share Transactions	(155,219)	1,406,538

Investor Class Shares:
Issued	13,360,735	359,403
Reinvestment of Dividends	22,841	—
Redemption Fees — (See Note 2)	3,123	—
Redeemed	(2,446,322)	(2,942)

Increase from Investor Class Share Capital Share Transactions	10,940,377	356,461

R Class Shares:
Issued	10,002	110,100
Reinvestment of Dividends	3,709	—
Redeemed	(17,712)	—

Increase (Decrease) from R Class Share Capital Share Transactions	(4,001)	110,100

Net Increase in Net Assets from Capital Share Transactions	10,781,157	1,873,099

Total Increase in Net Assets	8,526,640	1,950,864

Net Assets:
Beginning of Period	1,950,864	—

End of Period	$10,477,504	$1,950,864

Accumulated Net Investment Loss	$(274,030)	$(1,533)

Shares Issued and Redeemed:
I Class Shares:
Issued	146,271	139,297
Reinvestment of Dividends	6,022	—
Redeemed	(183,352)	—

Net I Class Shares Transactions	(31,059)	139,297

Investor Class Shares:
Issued	1,347,767	35,275
Reinvestment of Dividends	2,248	—
Redeemed	(275,594)	(292)

Net Investor Class Shares Transactions	1,074,421	34,983

R Class Shares:
Issued	954	11,014
Reinvestment of Dividends	366	—
Redeemed	(2,018)	—

Net R Class Shares Transactions	(698)	11,014

Net Increase in Shares Outstanding from Share Transactions	1,042,664	185,294

Amounts designated as “—” are $0 or zero shares.

*	Commenced operations on March 31, 2011.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE U.S. EQUITY LONG SHORT FUND

FINANCIAL HIGHLIGHTS
											Selected Per Share Data & Ratios
									For a Share Outstanding Throughout each Period
	NET ASSET VALUE, BEGINNING OF PERIOD	NET INVESTMENT LOSS^	NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DISTRIBUTIONS FROM REALIZED GAINS	REDEMPTION FEES^^		NET ASSET VALUE, END OF PERIOD	TOTAL RETURN‡	NET ASSETS, END OF PERIOD (000)	RATIO OF EXPENSES TO AVERAGE NET ASSETS (INCLUDING WAIVERS & REIM BURSED FEES & PRIME BROKER FEES & DIVIDEND EXPENSE)***		RATIO OF EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS & REIM BURSED FEES & INCLUDING PRIME BROKER FEES & DIVIDEND EXPENSE)		RATIO OF NET INVEST MENT LOSS TO AVERAGE NET ASSETS*		PORT FOLIO TURN OVER RATE
I Class Shares†
2012	$10.53	$(0.17)	$(1.49)	$(1.66)	$(0.31)	$—	††	$8.56	(16.23)%	$927	2.84%		7.38%		(1.77)%		1,183%
2011	10.00	(0.20)	0.73	0.53	—	—		10.53	5 .30	1,467	3.73	*	40.90	*	(3.33	)*	597	**
Investor Class Shares†
2012	$10.52	$(0.19)	$(1.49)	$(1.68)	$(0.31)	$—	††	$8.53	(16.44)%	$9,463	3.09%		5.93%		(2.05)%		1,183%
2011	10.00	(0.22)	0.74	0.52	—	—		10.52	5 .20	368	3.99	*	40.65	*	(3.72	)*	597	**
R Class Shares†
2012	$10.50	$(0.21)	$(1.49)	$(1.70)	$(0.31)	$—		$8.49	(16.67)%	$88	3.34%		7.98%		(2.19)%		1,183%
2011	10.00	(0.23)	0.73	0.50	—	—		10.50	5 .00	116	4.23	*	41.53	*	(3.81	)*	597	**

†	Commenced operations on March 31, 2011.
††	Amount less than $0.01.
^	Calculation performed using average shares for the period.
^^	See Note 2 in the Notes to Financial Statements.
‡	Total return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived or assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
*	Annualized
**	Not Annualized
***	Excluding dividend expense and prime broker fees on securities sold short, the ratio of expenses to average net assets would have been 2.00%, 2.25% and 2.50% for I Class Shares, Investor Class Shares and R Class Shares, respectively, for both the year ended October 31, 2012 and the period ended October 31, 2011.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE U.S. EQUITY LONG SHORT FUND
OCTOBER 31, 2012

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 45 funds. The AlphaOne Micro Cap Equity Fund and the AlphaOne U.S. Equity Long Short Fund (the “AlphaOne Funds”) are each series of the Trust. The financial statements herein are those of the AlphaOne U.S. Long Short Equity Fund (the “Fund”). The Fund, which commenced operations on March 31, 2011, is diversified and seeks long-term capital appreciation. The financial statements of the remaining funds of the Trust are presented separately. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2012, there were no securities valued in accordance with the Fair Value Procedures.

Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price for long options and the closing offer price for written options. Options not traded on a national securities exchange are valued at the last quoted bid price.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or abilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1—Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE U.S. EQUITY LONG SHORT FUND
OCTOBER 31, 2012

Effective May 1, 2012, the Fund adopted Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 requires reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 requires reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The adoption of ASU 2011-04 had no impact on the Fund’s net assets.

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended October 31, 2012, there have been no significant changes to the Fund’s fair valuation methodology.

Securities Sold Short — The Fund engages in short sales (selling securities that it does not own). To complete a short sale transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the amount shown in the Statement of Assets and Liabilities. Short positions may be used either to hedge long positions or may be used speculatively to seek positive returns in instances where the Adviser believes a security price will decline. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest, which accrue during the period of the loan. This amount is reflected as dividend expense on securities sold short in the Statement of Operations. To borrow the security, the Fund also may be required to pay a premium, which would decrease the proceeds of the security sold. The Fund pays interest to the lender for borrowing the security. This amount is reflected as prime broker fees on securities sold short in the Statement of Operations. Upon entering into a short position, the Fund records the proceeds as a receivable from the prime broker in its Statement of Assets and Liabilities and establishes an offsetting liability for the securities sold under the short sale agreement. The liability is subsequently marked to market to reflect changes in the value of securities sold short.

Short sales are collateralized by cash deposits with the counterparty broker, Goldman, Sachs & Co. The collateral required is determined daily by reference to the market value of the short positions.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2012, the Fund did not have any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2012, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income and expenses are recorded on the ex-dividend date. Interest income and expense are recognized on the accrual basis from settlement date.

Classes — Class specific expenses, such as distribution fees and shareholder servicing fees, are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE U.S. EQUITY LONG SHORT FUND
OCTOBER 31, 2012

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income, if any, at least annually. Any net realized capital gains are distributed at least annually. All dividends and distributions are recorded on ex-dividend date.

Organization and Offering Costs — Organization costs of the Fund, which commenced operations on March 31, 2011, have been expensed as incurred. Offering costs, including costs of printing initial prospectuses and registration fees, were amortized to expense over twelve months. As of October 31, 2012, the Fund had no offering fees remaining to be amortized.

Redemption Fees — The Fund retains a redemption fee of 2.00% on redemptions of capital shares held for less than 90 days. The redemption fee is recorded as an increase paid-in capital. For the year ended October 31, 2012, there were $3,473 in redemption fees retained by the Fund.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

Options Written/Purchased — The Fund invests in financial options contracts to add return or to economically hedge its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. The option techniques utilized by the Fund for the year ended October 31, 2012 were to hedge against changes in equity securities prices in order to establish more definitely the effective return on securities held or intended to be acquired by the Fund. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Finally, for written options, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. Written options transactions entered into during the year ended October 31, 2012 are summarized as follows:

	Number of Contracts	Premium Received
Balance at the beginning of the year	40	$2,880
Written	962	100,345
Expired	(450)	(32,224)
Exercised	(70)	(37,243)
Closing buys	(162)	(15,788)

Balance at the end of the year	320	$17,970

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE U.S. EQUITY LONG SHORT FUND
OCTOBER 31, 2012

3. Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The AlphaOne Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to 0.11% of the first $750 million and 0.09% of average daily net assets over $750 million of the AlphaOne Funds’ average daily net assets, subject to a minimum fee of $255,000 for the two initial AlphaOne Funds, each with three classes of shares. Due to these minimums, the annual administration fee the AlphaOne Funds pay will exceed the above percentages at low asset levels.

The Trust and Distributor are parties to a Distribution Plan dated November 14, 2001, amended and restated on November 12, 2002. The Fund has adopted the Distribution Plan (the “Plan”) for the Investor Class Shares and R Class Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Fund’s average daily net assets attributable to the Investor Class Shares and R Class Shares as compensation for distribution services. The Distributor will not receive any compensation for the distribution of I Class Shares of the Fund.

The Fund has entered into shareholder servicing agreements with third-party service providers pursuant to which the service providers provide certain shareholder services to Fund shareholders (the “Service Plan”). Under the Service Plan, the Fund’s R Class Shares may pay service providers a fee at a rate of up to 0.25% annually of the average daily net assets attributable to R Class Shares, subject to the arrangement for provision of shareholder and administrative services. For the year ended October 31, 2012, the Fund’s R Class Shares incurred $274 of shareholder servicing fees, an effective rate of 0.25%.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. The Fund may earn cash management credits which can be used to offset transfer agent expenses. During the year ended October 31, 2012, the Fund earned $28 of cash management credits. This amount is listed as “Fees Paid Indirectly” on the Statement of Operations.

Union Bank, N.A. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Fund.

5. Investment Advisory Agreement:

AlphaOne Investment Services, LLC serves as the Adviser (the “Adviser”) to the Fund. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.25% of the average daily net assets of the Fund. The Adviser may, from its own resources, compensate broker dealers whose clients purchase shares of the Fund. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the Fund’s net operating expenses (excluding 12b-1 Fees, Shareholder Servicing Fees, dividend expense and prime broker fees on securities sold short, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 2.00% of the Fund’s average daily net assets until March 1, 2013.

If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Adviser may retain the difference between the Fund’s total annual fund operating expenses (not including excluded expenses) and the amounts listed above to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement was in place. As of October 31, 2012, pursuant to the above, fees which were previously waived and reimbursed by the Adviser which may be subject to possible future reimbursement to the Adviser were $249,393, expiring in 2014, and $330,297, expiring in 2015.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE U.S. EQUITY LONG SHORT FUND
OCTOBER 31, 2012

6. Investment Transactions:

The cost of security purchases and proceeds from security sales, other than short-term securities and securities sold short, for the year ended October 31, 2012, were as follows:

	Purchases	Sales
AlphaOne U.S. Equity Long Short Fund	$60,305,868	$55,427,504

There were no purchases or sales of long-term U.S. Government securities for the Fund.

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences that are primarily attributable to differing book and tax treatments for foreign currency transactions and capitalized dividends related to short selling have been reclassified to (from) the following accounts:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
AlphaOne U.S. Equity Long Short Fund	$25,498	$(25,498)

These reclassifications had no impact on the net assets or net values of the Fund.

The tax character of dividends and distributions declared during the fiscal year ended October 31, 2012 was as follows:

Ordinary Income
AlphaOne U.S. Equity Long Short Fund	$88,900

For tax purposes, short-term gains are considered ordinary income.

As of October 31, 2012, the components of Accumulated Losses on a tax basis were as follows:

	Capital Loss Carryforward	Late-Year Loss Deferral	Unrealized Appreciation (Depreciation)	Other Temporary Differences	Total Accumulated Losses
AlphaOne U.S. Equity Long Short Fund	$(1,674,646)	$(274,028)	$(209,880)	$(18,198)	$(2,176,752)

For Federal income tax purposes, capital losses incurred in taxable years beginning before December 22, 2010 may be carried forward for a maximum period of eight years and applied against future net capital gains.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, a fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of October 31, 2012, the Fund had $1,672,443 of short-term losses and $2,203 of long-term losses carried forward under these new provisions.

Deferred late-year losses represent ordinary losses realized on investment transactions from January 1, 2012 through October 31, 2012 and specified losses realized on investment transactions from November 1, 2011 through October 31, 2012, that, in accordance with Federal income tax regulations, the Fund defers and treats as having arisen in the following fiscal year.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments and purchased options held (excluding securities sold short, written options and foreign currency) by the Fund at October 31, 2012, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Depreciation
AlphaOne U.S. Equity Long Short Fund	$8,768,934	$117,045	$(452,991)	$(335,946)

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE U.S. EQUITY LONG SHORT FUND
OCTOBER 31, 2012

8. Indemnifications:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

9. Other:

At October 31, 2012, 99% of I Class Shares outstanding were held by two shareholders on record and 49% of Investor Class Shares outstanding were held by one shareholder on record owning 10% or greater of the aggregate total shares outstanding. These shareholders are comprised of omnibus accounts that were held on behalf of multiple underlying shareholders. 76% of I Class Shares outstanding and 100% of R Class Shares outstanding were held by an affiliate of the Investment Adviser.

10. Recent Accounting Pronouncement:

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet – Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

11. Subsequent Event:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE U.S. EQUITY LONG SHORT FUND
OCTOBER 31, 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund and Shareholders of

AlphaOne U.S. Equity Long Short Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the AlphaOne U.S. Equity Long Short Fund (one of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)) as of October 31, 2012, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from March 31, 2011 (commencement of operations) to October 31, 2011. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AlphaOne U.S. Equity Long Short Fund of The Advisors’ Inner Circle Fund at October 31, 2012, the results of its operations for the year then ended and the changes in its net assets and its financial highlights for the year then ended and for the period from March 31, 2011 (commencement of operations) to October 31, 2011, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 27, 2012

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE U.S. EQUITY LONG SHORT FUND
OCTOBER 31, 2012

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your Fund’s costs in two ways.

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/1/12	Ending Account Value 10/31/12	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
AlphaOne U.S. Equity Long Short Fund, I Class Shares	$1,000.00	$ 943.80	2.66%	$13.01
AlphaOne U.S. Equity Long Short Fund, Investor Class Shares	1,000.00	942.50	2.91%	14.24
AlphaOne U.S. Equity Long Short Fund, R Class Shares	1,000.00	941.20	3.15%	15.43

Hypothetical 5% Return
AlphaOne U.S. Equity Long Short Fund, I Class Shares	$1,000.00	$1,011.82	2.66%	$13.46
AlphaOne U.S. Equity Long Short Fund, Investor Class Shares	1,000.00	1,010.55	2.91%	14.74
AlphaOne U.S. Equity Long Short Fund, R Class Shares	1,000.00	1,009.31	3.15%	15.97

*	Expenses are equal to the Fund’s annualized expense ratio (including dividend expense and prime broker fees on securities sold short) multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE U.S. EQUITY LONG SHORT FUND
OCTOBER 31, 2012

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, ages, position with the Trust, term of office, and the principal occupations for the last five years of each of the persons currently serving as the Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who maybe deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-362-4099. The following chart lists Trustees and Officers as of October 31, 2012.

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Board Member[5]

INTERESTED BOARD MEMBERS[3,4]

ROBERT A. NESHER 66 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President and Director of SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to present. President and Director of SEI Opportunity Fund, L.P. to 2010.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds, President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.

WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 72 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust and SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds. Director of SEI Alpha Strategy Portfolios, LP. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited and SEI Asset Korea Co., Ltd., SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust
3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Board Members oversee 45 funds in The Advisors’ Inner Circle Fund.
5	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE U.S. EQUITY LONG SHORT FUND
OCTOBER 31, 2012

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Board Member[4]

INDEPENDENT BOARD MEMBERS[3]

CHARLES E. CARLBOM 78 yrs. old	Trustee (Since 2005)	Self-Employed Business Consultant, Business Projects Inc. since 1997.	Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust and SEI Tax Exempt Trust. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.

JOHN K. DARR 68 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Bank, from 1992 to 2007.	Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership). Director, Meals on Wheels, Lewes/Rehoboth Beach, DE.

JOSEPH T. GRAUSE JR. 60 yrs. old	Trustee (Since 2011)	Self-employed sonsultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager – Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.	Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.

MITCHELL A. JOHNSON 70 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1194.	Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Trustee, Citizens Funds (1998 – 2006). Director, The FBR Rushmore Funds (2002 – 2005). Trustee, Diversified Investors Portfolios (2006 – 2008).

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust
3	Board Members oversee 45 funds in The Advisors’ Inner Circle Fund.
4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE U.S. EQUITY LONG SHORT FUND
OCTOBER 31, 2012

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Board Member/Officer[4]

INDEPENDENT BOARD MEMBERS[3] (continued)

BETTY L. KRIKORIAN 69 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. since 2008. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.	Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.

BRUCE R. SPECA 56 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.	Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.

JAMES M. STOREY 81 yrs. old	Trustee (Since 1994)	Attorney, Solo Practitioner since 1994.	Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, U.S. Charitable Gift Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP.

GEORGE J. SULLIVAN, JR. 70 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP and Adviser Managed Trust; member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.

OFFICERS

MICHAEL BEATTIE 47 yrs. old	President (Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.	None.

MICHAEL LAWSON 52 yrs. old	Treasurer, Controller and Chief Financial Officer (Since 2005)	Director, SEI Investments, Fund Accounting since July 2005. Manager, SEI Investments, Fund Accounting at SEI Investments AVP from April 1995 to February 1998 and November 1998 to July 2005.	None.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust
3	Board Members oversee 45 funds in The Advisors’ Inner Circle Fund.
4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE U.S. EQUITY LONG SHORT FUND
OCTOBER 31, 2012

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Officer

OFFICERS (continued)

RUSSELL EMERY 50 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP and SEI Alpha Strategy Portfolios, LP since June 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust since March 2006. Director of Investment Product Management and Development, SEI Investments, since February 2003. Senior Investments Analyst - Equity Team, SEI Investments, from March 2000 to February 2003.	None.

DIANNE M. SULZBACH 35 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morrison & Foerster LLP from 2003 to 2006. Associate at Stradley Ronon Stevens & Young LLP from 2002 to 2003.	None.

TIMOTHY D. BARTO 44 yrs. old	Vice President and Assistant Secretary (Since 1999)	General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI Investments since 2001. Assistant Secretary of SIMC, the Administrator and the Distributor, and Vice President of the Distributor from 1999 to 2003.	None.

KERI ROHN 32 yrs. old	Privacy Officer (Since 2009) AML Officer (Since 2011)	Compliance Officer at SEI Investments since 2003.	None.

JOHN MUNCH 41 yrs.old	Vice President and Assistant Secretary (since 2012)	Attorney - SEI Investments Company since 2001	None.

1	Unless otherwise noted, the business address of each officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE U.S. EQUITY LONG SHORT FUND
OCTOBER 31, 2012

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2012, tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2012, tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2012, the Fund is designating the following items with regard to distributions paid during the year.

Return of Capital	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)
0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%	100.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Advisors’ Inner Circle Fund — AlphaOne Micro Cap Equity Fund who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholder for the calendar year ending December 31, 2012. Complete information will be computed and reported with your 2012 Form 1099-DIV.

The AlphaOne Funds

P.O. Box 219009

Kansas City, MO 64121-9009

1-855-4-ALPHAONE

Adviser:

AlphaOne Investment Services, LLC

One Tower Bridge

100 Front Street, Suite 1250

West Conshohocken, PA 19428

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Ave., N.W.

Washington, DC 20004

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a

current prospectus for the Funds described.

ACP-AR-002-0200

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2012			2011
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$250,692	$0	$0	$209,462	$0	$0
(b)	Audit-Related Fees	$12,000	$0	$0	$11,286	$0	$0
(c)	Tax Fees	$55,000	$0	$0	$56,000	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2012			2011
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$406,500	N/A	N/A	$341,200	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$11,292	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2012			2011
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$120,000	N/A	N/A	N/A	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$69,000	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

(e)(1) Not applicable.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2012	2011
Audit-Related Fees	5%	4%
Tax Fees	23%	20%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2012	2011
Audit-Related Fees	0%	0%
Tax Fees	3%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2012	2011
Audit-Related Fees	0%	N/A
Tax Fees	58%	N/A
All Other Fees	0%	N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for the last two fiscal years were $29,771,000 and $34,500,000 for 2012 and 2011, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for the last two fiscal years were $0 and $0 for 2012 and 2011, respectively.

(g) The aggregate non-audit fees and services billed by D&T for the last two fiscal years were $0 and $0 for 2012 and 2011, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ MICHAEL BEATTIE
Michael Beattie, President
Date: January 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ MICHAEL BEATTIE
Michael Beattie, President
Date: January 4, 2013

By (Signature and Title)*	/s/ MICHAEL LAWSON
Michael Lawson, Treasurer, Controller & CFO
Date: January 4, 2013

*	Print the name and title of each signing officer under his or her signature.